UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 8, 2008

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-17948	94-2838567
(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175

(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 8, 2008, Electronic Arts Inc. (“EA” or the “Company”) issued a press release in which it announced that it expected to release an upcoming game, Harry Potter and the Half-Blood Prince, in the summer of 2009 in conjunction with the release of the Warner Bros. Pictures’ film based on J.K. Rowling’s sixth Harry Potter book. EA had initially planned to release the game in November 2008 (during its fiscal year ending March 31, 2009). Electronic Arts had anticipated that the game would contribute approximately $120 million in GAAP and non-GAAP net revenue and approximately $0.13 of GAAP and non-GAAP earnings per share to its financial results for the fiscal year ending March 31, 2009.

Some statements set forth in this Form 8-K, including EA’s expectations regarding the release date of Harry Potter and the Half-Blood Prince, the anticipated financial performance of the game and its expected impact on EA’s financial results, contain forward-looking statements that are subject to change. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Some of the factors which could cause the Company’s results to differ materially from its expectations include the following: timely development and release of Harry Potter and the Half-Blood Prince; competition in the interactive entertainment industry; consumer demand for the game; the consumer demand for, and the availability of an adequate supply of console hardware units (including the Xbox 360 video game and entertainment system, the PLAYSTATION 3 computer entertainment system and the Wii); consumer spending trends; the seasonal and cyclical nature of the interactive game segment; potential regulation of the Company’s products in key territories; developments in the law regarding protection of the Company’s products; fluctuations in foreign exchange rates; the general health of the U.S. and global economy; and other factors described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2008 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. These forward-looking statements speak only as of September 8, 2008. Electronic Arts assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: September 8, 2008	By:	/s/ Eric F. Brown
Eric F. Brown
Executive Vice President,
Chief Financial Officer